SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): APRIL 9, 2003


                              MERITAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           MARYLAND                  I-9977                     86-0611231
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


          8501 E. PRINCESS DRIVE, SUITE 290, SCOTTSDALE, ARIZONA 85255
               (Address of Principal Executive Offices) (Zip Code)


                                 (480) 609-3330
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1      Press Release dated April 9, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to "we," "our" and "us" in this Current Report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

     On April 9, 2003, we announced in a press release information concerning our new orders, closings and backlog for the quarterly period ended March 31, 2003. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2003

                                        MERITAGE CORPORATION

                                        /s/ Vicki L. Biggs
                                        ----------------------------------------
                                        By: Vicki L. Biggs
                                            Chief Accounting Officer and
                                            Vice President-Corporate Controller

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
  99.1            Press Release